                                 EXHIBIT (e)(2)


     Form of Revised Schedules A, B, C, and D to the Distribution Agreement between the Registration and BISYS Fund Services.

                                                    As Revised February 27, 2003

                           Form of Revised Schedule A
                      Distribution Agreement of BB&T Funds
         dated February 7, 1997, as amended November 9, 2000 under which
         BISYS Fund Services Limited Partnership serves as Distributor


Name of Fund
------------

BB&T U.S. Treasury Money Market Fund

BB&T Short-Intermediate U.S. Government Income Fund

BB&T Intermediate U.S. Government Bond Fund

BB&T North Carolina Intermediate Tax-Free Fund

BB&T Large Company Value Fund

BB&T Balanced Fund

BB&T Small Company Growth Fund

BB&T International Equity Fund

BB&T Capital Manager Conservative Growth Fund

BB&T Capital Manager Moderate Growth Fund

BB&T Capital Manager Growth Fund

BB&T Prime Money Market Fund

BB&T Large Company Growth Fund

BB&T South Carolina Intermediate Tax-Free Fund

BB&T Virginia Intermediate Tax-Free Fund

BB&T Equity Index Fund

BB&T Intermediate Corporate Bond Fund

BB&T Tax-Free Money Market Fund

BB&T Capital Appreciation Fund

BB&T Mid Cap Value Fund

BB&T West Virginia Intermediate Tax-Free Fund

BB&T Capital Manager Aggressive Growth Fund

BB&T Small Company Value Fund

BB&T Georgia Intermediate Tax-Free Fund

BB&T Kentucky Intermediate Tax-Free Fund

BB&T Maryland Intermediate Tax-Free Fund

BB&T Special Opportunities Equity Fund


                                              BB&T Funds

                                              By:___________________________

                                              Title:________________________


                                              BISYS FUND SERVICES
                                              LIMITED PARTNERSHIP

                                              By: BISYS Fund Services, Inc.
                                                  General Partner

                                              By:___________________________

                                              Title:________________________

                                                    As Revised February 27, 2003

                           Form of Revised Schedule B
                                     to the
                      Distribution Agreement of BB&T Funds
        dated February 7, 1997, as amended November 9, 2000, under which
          BISYS Fund Services Limited Partnership serves as Distributor


Class A and B Shares of
  BB&T U.S. Treasury Money Market Fund

Class A and B Shares of
  BB&T Short-Intermediate U.S. Government Income Fund

Class A, B and C Shares of
  BB&T Intermediate U.S. Government Bond Fund

Class A and B Shares of
  BB&T North Carolina Intermediate Tax-Free Fund

Class A, B and C Shares
  of BB&T Large Company Value Fund

Class A, B and C Shares of
  BB&T Balanced Fund

Class A, B and C Shares of
  BB&T Small Company Growth Fund

Class A, B and C Shares of
  BB&T International Equity Fund

Class A, B and C Shares of
  BB&T Capital Manager Conservative Growth Fund

Class A, B and C Shares of
  BB&T Capital Manager Moderate Growth Fund

Class A, B and C Shares of
 BB&T Capital Appreciation Fund

Class A, B and C Shares of
 BB&T Mid Cap Value Fund

Class A, B and C Shares of
 BB&T West Virginia Intermediate Tax-Free Fund

Class A, B and C Shares of
 BB&T Capital Manager Aggressive Growth Fund

Class A, B and C Shares of
  BB&T Capital Manager Growth Fund

Class A and B Shares of
  BB&T Prime Money Market Fund

Class A, B and C Shares of
  BB&T Large Company Growth Fund

Class A and B Shares of
  BB&T South Carolina Intermediate Tax-Free Fund

Class A and B Shares of
  BB&T Virginia Intermediate Tax-Free Fund

Class A, B and C Shares of
  BB&T Equity Index Fund

Class A, B and C Shares of
  BB&T Intermediate Corporate Bond Fund

Class A and B Shares of
  BB&T Tax-Free Money Market Fund

Class A, B and C Shares of
  BB&T Small Company Value Fund

Class A, B and C Shares of
  BB&T Georgia Intermediate Tax-Free Fund

Class A, B and C Shares of
  BB&T Kentucky Intermediate Tax-Free Fund

Class A, B and C Shares of
  BB&T Maryland Intermediate Tax-Free Fund

Class A, B and C Shares of
  BB&T Special Opportunities Equity Fund

                                            BISYS FUND SERVICES
BB&T FUNDS                                  LIMITED PARTNERSHIP

By:____________________________             By: BISYS Fund Services, Inc.
                                               General Partner
Title:__________________________
                                            By:____________________________

                                            Title:_________________________

                                                   As Revised  February 27, 2003


                           Form of Revised Schedule C
                                     to the
                      Distribution Agreement of BB&T Funds
        dated February 7, 1997, as amended November 9, 2000, under which
          BISYS Fund Services Limited Partnership serves as Distributor


Class A Shares of
  BB&T Short-Intermediate U.S. Government Income Fund

Class A Shares of
  BB&T Intermediate U.S. Government Bond Fund

Class A Shares of
  BB&T North Carolina Intermediate Tax-Free Fund

Class A Shares of
  BB&T Large Company Value Fund

Class A Shares of
  BB&T Balanced Fund

Class A Shares of
  BB&T Small Company Growth Fund

Class A Shares of
 BB&T International Equity Fund

Class A Shares of
 BB&T Capital Manager Conservative Growth Fund

Class A Shares of
 BB&T Capital Manager Moderate Growth Fund

Class A Shares of
  BB&T Capital Manager Growth Fund

Class A Shares of
  BB&T Large Company Growth Fund

Class A Shares of
  BB&T South Carolina Intermediate Tax-Free Fund

Class A Shares of
  BB&T Virginia Intermediate Tax-Free Fund

Class A Shares of
  BB&T Equity Index Fund

Class A Shares of
  BB&T Intermediate Corporate Bond Fund

Class A Shares of
  BB&T Mid Cap Value Fund

Class A Shares of
  BB&T Capital Appreciation Fund

Class A Shares of
  BB&T West Virginia Intermediate Tax-Free Fund

Class A Shares of
  BB&T Capital Manager Aggressive Growth Fund

Class A Shares of
  BB&T Small Company Value Fund

Class A Shares of
  BB&T Georgia Intermediate Tax-Free Fund

Class A Shares of
  BB&T Kentucky Intermediate Tax-Free Fund

Class A Shares of
  BB&T Maryland Intermediate Tax-Free Fund

Class A Shares of
  BB&T Special Opportunities Equity Fund



                                                 BB&T FUNDS

                                                 By:_________________________

                                                 Title: ________________________

                                                BISYS FUND SERVICES
                                                LIMITED PARTNERSHIP

                                                By: BISYS Fund Services, Inc.
                                                    General Partner

                                                By:__________________________

                                                Title: _________________________

                                                    As Revised February 27, 2003


                           Form of Revised Schedule D
                                     to the
                      Distribution Agreement of BB&T Funds
        dated February 7, 1997, as amended November 9, 2000, under which
          BISYS Fund Services Limited Partnership serves as Distributor


Class B Shares of
  BB&T U.S. Treasury Money Market Fund

Class B and C Shares of
  BB&T Intermediate U.S. Government Bond Fund

Class B and C Shares of
  BB&T Large Company Value Fund

Class B and C Shares of
  BB&T Balanced Fund

Class B and C Shares of
  BB&T Small Company Growth Fund

Class B and C Shares of
  BB&T International Equity Fund

Class B and C Shares of
  BB&T Capital Manager Conservative Growth Fund

Class B and C Shares of
  BB&T Capital Manager Moderate Growth Fund

Class B and C Shares of
  BB&T Capital Manager Growth Fund

Class B Shares of
  BB&T Prime Money Market Fund

Class B and C Shares of
  BB&T Large Company Growth Fund

Class B and C Shares of
  BB&T Equity Index Fund

Class B and C Shares of

  BB&T Intermediate Corporate Bond Fund

Class B Shares of
  BB&T Tax-Free Money Market Fund

Class B and C Shares of
 BB&T Capital Manager Aggressive Growth Fund

Class B and C Shares of
  BB&T Mid Cap Value Fund

Class B and C Shares of
  BB&T Capital Appreciation Fund

Class B and C Shares of
  BB&T Small Company Value Fund

Class B and C Shares of
  Special Opportunities Equity Fund


                                           BB&T FUNDS

                                           By:__________________________

                                           Title:_______________________


                                           BISYS FUND SERVICES
                                             LIMITED PARTNERSHIP

                                           By:  BISYS Fund Services, Inc.
                                                    General Partner

                                           By:_________________________

                                           Title:______________________